UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported April 26, 2011)

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Additional Information on Compensation Plan Proposal

On March 31, 2011, Edwards Lifesciences Corporation (the “Company”) filed a Proxy Statement for its 2011 Annual Meeting of Stockholders, to be held on May 12, 2011.  The Company is providing additional information with respect to an amendment and restatement of its Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”), which stockholders are requested to approve at the Annual Meeting.

On page 6 of the Proxy Statement, the Company disclosed that, as of February 28, 2011, 1,759,588 stock options granted under the Long-Term Stock Program had been outstanding in excess of six years with a weighted average exercise price of $13.43. The following table provides additional information regarding these stock options:

Grant Date	Number of Options	Vesting Dates	Expiration Date	Exercise Price*
3/30/2001 (1)(5)	71,492	3/30/2001	3/30/2011	$9.80
4/3/2001 (2)(5)	23,362	4/3/2003 4/3/2004	4/3/2011	$9.20
5/10/2001 (2)	2,000	5/10/2003 5/10/2004	5/10/2011	$11.26
5/15/2001 (2)	29,500	5/15/2003 5/15/2004	5/15/2011	$11.49
7/12/2001 (2)	2,800	7/12/2003 7/12/2004	7/12/2011	$13.32
2/21/2002 (2)	10,875	2/21/2004 2/21/2005	2/20/2012	$14.43
3/29/2002 (1)	83,158	3/29/2002	3/29/2012	$13.98
4/4/2002 (2)	50,674	4/4/2004 4/4/2005	4/3/2012	$13.47
5/8/2002 (3)	1,051,124	5/8/2003 5/8/2004 5/8/2005	5/7/2012	$13.01
7/9/2002 (3)	24,000	7/9/2003 7/9/2004 7/9/2005	7/8/2012	$10.78
9/11/2002 (3)	100	9/11/2003 9/11/2004 9/11/2005	9/10/2012	$12.40
10/1/2002 (3)	87,379	10/1/2003 10/1/2004 10/1/2005	9/30/2012	$12.80
11/13/2002 (3)	7,400	11/13/2003 11/13/2004 11/13/2005	11/12/2012	$12.82
2/20/2003 (3)	14,672	2/20/2004 2/20/2005 2/20/2006	2/19/2013	$12.78
3/31/2003 (1)	13,398	3/31/2003	3/30/2013	$13.55
4/4/2003 (3)	68,142	4/4/2004 4/4/2005 4/4/2006	4/3/2013	$13.81
3/31/2004 (1)(5)	6,782	3/31/2004	3/30/2011	$15.73
4/3/2004 (4)(6)	32,378	4/3/2005 4/3/2006 4/3/2007 4/3/2008	4/2/2011	$16.08
5/12/2004 (4)	29,002	5/12/2005 5/12/2006 5/12/2007 5/12/2008	5/11/2011	$17.08

7/1/2004 (4)	800	7/1/2005 7/1/2006 7/1/2007 7/1/2008	6/30/2011	$17.43
7/8/2004 (4)	15,300	7/8/2005 7/8/2006 7/8/2007 7/8/2008	7/7/2011	$16.99
8/14/2004 (4)	6,000	8/14/2005 8/14/2006 8/14/2007 8/14/2008	8/13/2011	$16.82
8/14/2004 (4)	31,200	8/14/2005 8/14/2006 8/14/2007 8/14/2008	8/13/2011	$16.91
9/8/2004 (4)	20,000	9/8/2005 9/8/2006 9/8/2007 9/8/2008	9/7/2011	$18.26
11/4/2004 (4)	47,200	11/4/2005 11/4/2006 11/4/2007 11/4/2008	11/3/2011	$17.36
2/17/2005 (4)	30,850	2/17/2006 2/17/2007 2/17/2008 2/17/2009	2/16/2012	$21.12

(1)  Sales employees were eligible to defer 100% of their commission pay in the Stock Accumulation Plan.  Options purchased through the Sales Accumulation Plan were immediately vested. This Plan is no longer available.

(2)  Options vested 30% after two years and the remainder after three years.  This vesting schedule is no longer utilized.

(3)  Options vested and became exercisable in three equal annual installments.  This vesting schedule is no longer utilized.

(4)  Options vest and become exercisable in four equal annual installments.  This is the Company’s current standard practice for options vesting.

(5)  100% of the options represented were exercised between February 28, 2011 and the option expiration date.

(6)  93% of the options represented were exercised between February 28, 2011 and the option expiration date.

To illustrate the intrinsic value of the stock options detailed above during the period after vesting, the New York Stock Exchange closing price for each year was as follows:

Date	NYSE Closing Price*
12/29/2000	$8.875
12/31/2001	$13.815
12/31/2002	$12.735
12/31/2003	$15.040
12/31/2004	$20.630
12/30/2005	$20.805
12/29/2006	$23.520
12/31/2007	$22.995
12/31/2008	$27.475
12/31/2009	$43.425
12/31/2010	$80.840

* Stock prices are adjusted to reflect the May 27, 2010 two-for-one stock split.

Edwards Lifesciences has demonstrated prolonged favorable cumulative total shareholder return (“TSR”) as compared to averages in the medical device industry (comparisons of TSR for the medical device industry based on the Morgan Stanley Healthcare Products Index) through December 31, 2010:

•                  One-year TSR of 86.2% compared to industry performance of 1.0%;

•                  3-year TSR of 251.5% compared to -5.3% for the industry;

•                  5-year TSR of 288.6% compared to 5.5% for the industry; and

•                  10-year TSR of 810.9% compared to -12.6% for the industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2011

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel, and Secretary